SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2006

CRESCENT REAL ESTATE EQUITIES COMPANY
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-13038 (Commission file number)	52-1862813 (I.R.S. Employer Identification Number)
777 Main Street, Suite 2100
Fort Worth, Texas 76102
(817) 321-2100
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

     The information contained in this Form 8-K is being furnished under Item 2.02 — Results of Operations and Financial Condition. This information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in such filing.
Item 2.02. Results of Operations and Financial Condition.
     On February 23, 2006, Crescent Real Estate Equities Company (the “Company”) issued a press release to report its financial results for the quarter ended December 31, 2005. The press release is furnished as Exhibit 99.1 hereto. On that date, the Company also posted to its website (www.crescent.com) its fourth quarter 2005 supplemental operating and financial data and an investor presentation containing updated information about the Company’s operating data, its strategy and completed and planned transactions. The supplemental operating and financial data and the investor presentation are furnished as Exhibits 99.2 and 99.3, respectively, to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     The following exhibits are included in this Form 8-K.
     (c) Exhibits
99.1	Press Release, dated February 23, 2006 of Crescent Real Estate Equities Company relating to its third quarter results of operations.

99.2	Fourth Quarter 2005 Supplemental Operating and Financial Data of Crescent Real Estate Equities Company.

99.3	Investor Presentation of Crescent Real Estate Equities Company for Fourth Quarter 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT REAL ESTATE EQUITIES COMPANY
By:	/s/ JERRY R. CRENSHAW
Name:	Jerry R. Crenshaw, Jr.
Title:	Managing Director and Chief Financial Officer

Date: February 23, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 23, 2006, of Crescent Real Estate Equities Company relating to its fourth quarter results of operations.

99.2	Fourth Quarter 2005 Supplemental Operating and Financial Data of Crescent Real Estate Equities Company.

99.3	Investor Presentation of Crescent Real Estate Equities Company for Fourth Quarter 2005